UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 17, 2012

The Williams Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 918-573-2000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On December 11, 2012, The Williams Companies, Inc. (the “Company”) issued a press release announcing the Equity Offering (as defined below) and on December 12, 2012, the Company issued a press release announcing that it had priced the Equity Offering. Copies of these press releases are furnished and attached as Exhibits 99.1 and 99.2 hereto and are incorporated herein by reference.

On December 13, 2012 the Company issued a press release announcing that it had priced the Notes Offering (as defined below). A copy of the press release is furnished and attached as Exhibit 99.3 hereto and is incorporated herein by reference.

The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act.

Item 8.01. Other Events.

Equity Offering

On December 12, 2012, the Company entered into an underwriting agreement (the “Equity Underwriting Agreement”) with Citigroup Global Markets Inc., Barclays Capital Inc. and UBS Securities LLC, as representatives of the underwriters named in Schedule 1 thereto, with respect to the offering and sale in an underwritten public offering (the “Equity Offering”) of 46,500,000 shares of the Company’s common stock at a price to the public of $31.00 per share. Pursuant to the Underwriting Agreement, the Company granted the underwriters a 30-day option (the “Option”) to purchase up to an additional 6,975,000 shares of common stock if the underwriters sell more than 46,500,000 shares in the Offering. On December 14, 2012, the underwriters exercised the Option in full. The Equity Underwriting Agreement is filed as Exhibit 1.1 to this report.

The Equity Offering and the offer and sale of shares issued pursuant to the Option have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (Registration No. 333-181644) of the Company (the “Registration Statement”), and the prospectus supplement dated December 12, 2012 and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on December 13, 2012. Closing of the sale of the shares of common stock pursuant to the Equity Offering and pursuant to the underwriters’ exercise of the Option is expected to occur on December 18, 2012. The legal opinion of Gibson, Dunn & Crutcher LLP related to the Equity Offering pursuant to the Registration Statement is filed as Exhibit 5.1 to this report.

Notes Offering

On December 13, 2012, the Company entered into an underwriting agreement (the “Notes Underwriting Agreement”) with UBS Securities LLC, Barclays Capital Inc. and Citigroup Global Markets Inc., as representatives of the underwriters named in Schedule 1 thereto, with respect to the offering and sale in an underwritten public offering (the “Notes Offering”) by the Company of $850 million aggregate principal amount of its 3.700% Senior Notes due 2023 (the “Notes”). The Notes Underwriting Agreement is filed as Exhibit 1.2 to this report.

The Notes Offering has been registered under the Securities Act pursuant to the Registration Statement and the prospectus supplement dated December 13, 2012 and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on December 14, 2012. The Notes Offering is expected to close on December 18, 2012. The legal opinion of Gibson, Dunn & Crutcher LLP related to the Notes Offering pursuant to the Registration Statement is filed as Exhibit 5.2 to this report.

The Notes will be issued pursuant to an Indenture (the “Base Indenture”), to be dated as of December 18, 2012, between the Company and The Bank of New York Mellon Trust Company, N.A. as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture (the “Supplemental Indenture”), to be dated December 18, 2012, between the Company and the Trustee. The Notes will be represented by a global security, which is included as an exhibit to the Supplemental Indenture. The form of Base Indenture, the form of Supplemental Indenture and the form of the Notes are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 12, 2012, by and among The Williams Companies, Inc. and Citigroup Global Markets Inc., Barclays Capital Inc. and UBS Securities LLC, as representatives of the underwriters named in Schedule 1 thereto.

1.2	Underwriting Agreement, dated December 13, 2012 by and among The Williams Companies, Inc. and UBS Securities LLC, Barclays Capital Inc., and Citigroup Global Markets Inc., as representatives of the underwriters named in Schedule 1 thereto.

4.1	Form of Indenture, to be dated December 18, 2012 between the Williams Companies, Inc. and The Bank of New York Mellon Trust Company, N.A. as trustee.

4.2	Form of First Supplemental Indenture, to be dated December 18, 2012, between The Williams Companies, Inc. and The Bank of New York Mellon Trust Company, N.A. as trustee.

4.3	Form of 3.700% Senior Notes due 2023 (included in Exhibit 4.2).

5.1	Opinion of Gibson, Dunn & Crutcher LLP relating to the Equity Offering.

5.2	Opinion of Gibson, Dunn & Crutcher LLP relating to the Notes Offering.

99.1	Press release dated December 11, 2012.

99.2	Press release dated December 12, 2012.

99.3	Press release dated December 13, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

/s/ Sarah C. Miller
Name:	Sarah C. Miller
Title:	Assistant General Counsel and Corporate Secretary

DATED: December 17, 2012

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 12, 2012, by and among The Williams Companies, Inc. and Citigroup Global Markets Inc., Barclays Capital Inc. and UBS Securities LLC, as representatives of the underwriters named in Schedule 1 thereto.

1.2	Underwriting Agreement, dated December 13, 2012 by and among The Williams Companies, Inc. and UBS Securities LLC, Barclays Capital Inc., and Citigroup Global Markets Inc., as representatives of the underwriters named in Schedule 1 thereto.

4.1	Form of Indenture, to be dated December 18, 2012 between the Williams Companies, Inc. and The Bank of New York Mellon Trust Company, N.A. as trustee.

4.2	Form of First Supplemental Indenture, to be dated December 18, 2012, between The Williams Companies, Inc. and The Bank of New York Mellon Trust Company, N.A. as trustee.

4.3	Form of 3.700% Senior Notes due 2023 (included in Exhibit 4.2).

5.1	Opinion of Gibson, Dunn & Crutcher LLP relating to the Equity Offering.

5.2	Opinion of Gibson, Dunn & Crutcher LLP relating to the Notes Offering.

99.1	Press release dated December 11, 2012.

99.2	Press release dated December 12, 2012.

99.3	Press release dated December 13, 2012.